[Ranger Aerospace Corporation letterhead]

                                 August 31, 2000



Stephen  D.  Townes
318  Scarborough  Drive
Greer,  SC  29650

Re:  Liquidity  Agreement/Right  to  Put  Certain  Shares  of  Executive  Stock

Dear  Steve:

     Reference is hereby made to that certain Third Executive Stock Agreement, dated as of August 31, 2000 (the "Stock Agreement"), among Ranger Aerospace
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Corporation  (the "Company") and you.  Each capitalized term used herein without
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definition  shall  have  the  meaning  given  such  term in the Stock Agreement.

     In order to allow you to pay any Additional Tax Liability in a timely manner, to the extent you incur an Additional Tax Liability while employed by the Company, you will have the right to require the Company to purchase the number of shares of Executive Stock (or fraction thereof) with an aggregate Fair Market Value equal to the Additional Tax Liability. For purposes of this agreement, "Additional Tax Liability" shall mean in any tax year in which a final tax adjustment is made by the Internal Revenue Service with respect to your purchase of Executive Stock under the Stock Agreement, all additional taxes, interest and penalties applicable to any such final tax adjustment. The undersigned's obligation to purchase such shares of Executive Stock hereunder is conditioned upon your providing the undersigned with documentation that is reasonably satisfactory to the Company evidencing the final determination of such Additional Tax Liability.
It is the intent of this agreement to provide you with liquidity for a portion of your Executive Stock so as allow you to pay on a timely basis any Additional Tax Liability. This agreement shall at all times be interpreted consistently with such intent.

     Very  truly  yours,

     RANGER  AEROSPACE  CORPORATION

     By:  __________________________________
       George  Schwartz,  Chairman  of  the  Board

Agreed  and  acknowledged  as  of
date  first  written  above:

_______________________
Stephen  D.  Townes

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